Virtus Equity Trust

Supplement dated September 14, 2012 to the Statutory Prospectus dated July 31, 2012

Virtus Insight Trust

Supplement dated September 14, 2012 to the Statutory Prospectus dated May 1, 2012, as supplemented

Virtus Opportunities Trust

Supplement dated September 14, 2012 to the Statutory Prospectus dated January 31, 2012, as supplemented and revised

IMPORTANT NOTICE TO INVESTORS

The paragraph describing Class I Shares under the subheading “What arrangement is best for you?” in the section “Sales Charges” is hereby replaced in its entirety with the following:

Class I Shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the distributor to offer Class I Shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I Shares are also offered to private and institutional clients of, or referred by, the Adviser, the Subadvisers, or their affiliates, and to Trustees of the funds and trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus and its affiliates. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares. For additional information about purchasing Class I Shares, please contact Mutual Fund Services by calling (800) 243-1573.

Investors should retain this supplement with the SAI for future reference.

VET&VIT&VOT ClassI (9/12)

Virtus Equity Trust

Supplement dated September 14, 2012 to the Statement of

Additional Information (“SAI”) dated July 31, 2012

Virtus Insight Trust

Supplement dated September 14, 2012 to the SAI dated May 1, 2012, as supplemented

Virtus Opportunities Trust

Supplement dated September 14, 2012 to the SAI dated August 28, 2012

IMPORTANT NOTICE TO INVESTORS

In the section “How to Buy Shares,” the first paragraph is hereby replaced in its entirety with the following:

For Class A Shares and Class C Shares, the minimum initial investment is $2,500 and the minimum subsequent investment is $100. For Class I Shares, the minimum investment is $100,000 and there is no subsequent minimum investment. However, both the minimum initial and subsequent investment amounts are $100 for investments pursuant to the “Systematic Purchase” plan, a bank draft investing program administered by the Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (“IRA”). In addition, there are no subsequent minimum investment amounts in connection with the reinvestment of dividend or capital gain distributions. For purchases of Class I Shares by (i) private clients of the Adviser, Subadviser, and their affiliates; (ii) through certain programs and defined contribution plans with which the Distributor has an arrangement; or (iii) by Trustees of the funds and trustees/directors of affiliated open- and closed-end funds, and directors, officers, and employees of Virtus and its affiliates, the minimum initial investment is waived. Completed applications for the purchase of shares should be mailed to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074.

The paragraph under the subheading “Class I Shares” in the section “Alternative Purchase Arrangements” is hereby replaced in its entirety with the following:

Class I Shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the distributor to offer Class I Shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I Shares are also offered to private and institutional clients of, or referred by, the Adviser, the Subadvisers or their affiliates, and to Trustees of the funds and trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus and its affiliates.

Investors should retain this supplement with the SAI for future reference.

VET&VIT&VOT SAI ClassI (9/12)